SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A-1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 17, 2006

LITHIUM TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10446	13-3411148
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

5115 Campus Drive, Plymouth Meeting, PA	19462
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 940-6090

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of us under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) As described in the Form 8-K of Lithium Technology Corporation (the “Company”) dated October 17, 2006, the Company dismissed BDO Seidman, LLP (“BDO Seidman”) as its independent registered public accounting firm.

On October 20, 2006, the Company requested that BDO Seidman furnish it with a letter addressed to the SEC stating whether BDO Seidman agrees with the statements made by the Company in the Form 8-K. As of the date of this Form 8-K, BDO Seidman has not furnished a letter addressed to the SEC. The Company will amend this Form 8-K and attach a copy of such letter as an exhibit promptly after BDO Seidman furnishes the letter to the Company.

Item 4.02(b). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On October 31, 2006 the SEC sent a letter to the Company indicating in their letter that the SEC had reviewed, among other filings, the Company’s Form 8-K filed October 24, 2006 wherein the Company reported that the Company’s auditors BDO Seidman had notified the Company that the “previously issued financial statements and independent auditors reports of BDO Seidman for the year ended December 31, 2004 and all quarterly financial statements for periods after December 31, 2004 should not be relied upon.” The SEC suggested that the Company, revise if appropriate, the Form 8-K to include Item 4.02 disclosures in the Form 8-K.

While the Company believes that it included all of the necessary information and disclosures required of Item 4.02(b), the Company did not specifically include a reference that the information was being provided under both Item 4.01 and Item 4.02. Accordingly, to clarify any potential misinterpretation of the information reported on the October 24, 2006 Form 8-K, the Company hereby reports that Company’s counsel received comments on a draft of the October 24, 2006 Form 8-K from BDO Seidman on or about October 23, 2006 that the “previously issued financial statements and independent auditors reports of BDO Seidman for the year ended December 31, 2004 and all quarterly financial statements for periods after December 31, 2004 ( the “Financial Statements”) should not be relied upon.” This information was immediately communicated to the Company and reported upon in the Company’s Form 8-K filed on October 24, 2006. BDO Seidman noted that the Financial Statements should not be relied upon as a result of the fact that the debt financing evaluation which was being performed by BDO Seidman will not be completed by BDO Seidman, as a result of their termination by the Company. The Company has not received any formal or informal written communication in this regard from BDO Seidman which led the Company to conclude that it did not have to report this Item under Item 4.02(b).

As previously reported, the Company has commenced the process to engage a new independent registered public accounting firm to audit the Company’s financial statements for the years ended December 31, 2004 and 2005 and review the Company’s quarterly financial statements for all periods after December 31, 2004. Upon completion of the audit and review of the Company’s financial statements by the new independent registered public accounting firm the Company will file with the SEC amendments to the Company’s Form 10-KSB for the year ended December 31, 2005 and Form 10-QSB for the quarter ended March 31, 2006 and the Company will file reports on Form 10-QSB for the quarters ended June 30, 2006, September 30, 2006 and all quarterly and annual reports required under the Securities Exchange Act of 1934, as amended, and audited financial statements for the years ended December 31, 2004 and 2005 and reviewed quarterly financial statements for all periods after December 31, 2004.

The Company’s management has discussed with BDO Seidman the matters disclosed in this Item 4.02(b).

Exhibits

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 21, 2006	LITHIUM TECHNOLOGY CORPORATION

	By:	/s/ Amir Elbaz
Amir Elbaz
Chief Financial Officer